Long-term Debt	6 Months Ended
Jun. 30, 2019
Debt Disclosure [Abstract]
Long-term Debt
7.	Long-term Debt:

The amounts shown in the accompanying consolidated balance sheets at December 31, 2018 and June 30, 2019, are analyzed as follows:

Vessel (Borrower)	December 31, 2018	June 30, 2019
Northsea Alpha (Secondone)	$4,055	$3,890
Northsea Beta (Thirdone)	4,055	3,890
Pyxis Malou (Fourthone)	11,190	10,620
Pyxis Delta (Sixthone)	5,400	4,725
Pyxis Theta (Seventhone)	14,722	14,096
Pyxis Epsilon (Eighthone)	24,000	24,000
Total	$63,422	$61,221

Current portion	$4,503	$4,633
Less: Current portion of deferred financing costs	(170)	(159)
Current portion of long-term debt, net of deferred financing costs, current	$4,333	$4,474

Long-term portion	$58,919	$56,588
Less: Non-current portion of deferred financing costs	(790)	(670)
Long-term debt, net of current portion and deferred financing costs, non-current	$58,129	$55,918

Each loan is secured by a first priority mortgage over the respective vessel and a first priority assignment of the vessel’s insurances and earnings. Each loan agreement contains customary ship finance covenants including restrictions as to changes in management and ownership of the vessel, in dividends distribution when certain financial ratios are not met, as well as requirements regarding minimum security cover ratios. For more information, please refer to Note 7 to the Company’s consolidated financial statements for the year ended December 31, 2018, included in the 2018 Annual Report.

On June 6, 2017, the lender of Sixthone and Seventhone agreed to extend the maturity of its respective loans from September 2018 to September 2022 under the same applicable margin, but with an extended amortization schedule. The aggregate outstanding balance of these loans as of June 30, 2019, of $18,821 is scheduled to be repaid in 13 quarterly installments of $651 each and a balloon payment of $10,358. As of June 30, 2019, these subsidiaries were restricted from paying dividends to the Company under the HSH loan agreement because the ratio of the Company’s total liabilities to market value adjusted total assets was 69.5%, or 4.5% higher than the threshold under which dividends can be paid. This requirement is only applicable in order to assess whether the the Sixthone and Seventhone are entitled to distribute dividends to Pyxis and does not constitute an event of default under this or the Company’s other loan agreements.

On February 28, 2018, the Company refinanced existing indebtedness of $26,906 under the Secondone, Thirdone and Fourthone loan agreements with a new 5-year secured loan of $20,500 and cash of $2,100. The remaining balance of approximately $4,306 was written-off by the previous lender at closing, which was recorded as Gain from debt extinguishment in the first quarter of 2018, and is separately reflected in the accompanying unaudited interim consolidated statement of comprehensive loss. As of June 30, 2019, each of Secondone’s and Thirdone’s outstanding loan balance, amounting to $3,890, is repayable in 15 remaining quarterly installments of $100 each, the first falling due in August 2019, and the last installment accompanied by a balloon payment of $2,390 falling due in February 2023. As of June 30, 2019, the outstanding balance of Fourthone loan of $10,620 is repayable in 15 remaining quarterly installments amounting to $5,220, the first falling due in August 2019, and the last installment accompanied by a balloon payment of $5,400 falling due in February 2023. The first installment, amounting to $300, is followed by two amounting to $300 each, four amounting to $330 each, four amounting to $360 each and four amounting to $390 each. The loan bears interest at LIBOR plus a margin of 4.65% per annum. As a condition subsequent to the execution of this loan agreement, the borrowers, Secondone, Thirdone and Fourthone, were required to complete all required procedures for their re-domiciliation to the jurisdiction of the Republic of Malta by May 1, 2018. The relevant re-domiciliation was completed in March and April 2018, as discussed in Note 1.

On September 27, 2018, Eighthone entered into a new $24,000 loan agreement, for the purpose of refinancing the outstanding indebtedness of $16,000 under the previous loan facility and for general corporate purposes. The facility matures in September 2023 and is secured by a first priority mortgage over the vessel, general assignment covering earnings, insurances and requisition compensation, an account pledge agreement and a share pledge agreement concerning the respective vessel-owning subsidiary and technical and commercial managers’ undertakings. The loan facility bears an interest rate of 11% of which 1.0% can be paid as PIK interest per annum for first two years, and 11.0% per annum thereafter and incurs fees due upfront and upon early prepayment or final repayment of outstanding principal. The principal obligation amortizes in 18 quarterly installments starting in March 29, 2019, equal to the lower of $400 and excess cash computed through a cash sweep mechanism, plus a balloon payment due at maturity. As of June 30, 2019, the outstanding balance of Eighthone loan is $24,000. The Company has assessed that no excess cash will be available to proceed with any debt repayment within the next twelve months, therefore, no principal amortization will occur through June 30, 2020.

Under the facility, a deferred fee may be payable on the occurrence of certain events including, among others, the sale of the vessel or on repayment or maturity of the loan. Management has assessed this deferred fee as a contingent liability under ASC 450 and concluded that such loss contingency shall not be accrued by a charge in the interim consolidated statements of comprehensive loss, since information available does not indicate that is probable that the liability has been incurred as of the balance sheet date at June 30, 2019 and cannot be estimated.

Amounts presented in Restricted cash, current and non-current in the consolidated balance sheet are related to minimum cash requirements imposed by the Company’s debt agreements.

Assuming no principal repayments under the new loan of Eighthone discussed above, the annual principal payments required to be made after June 30, 2019, are as follows:

To June 30,	Amount
2020	$4,633
2021	4,753
2022	4,873
2023	22,962
2024 and thereafter	24,000
Total	$61,221

The Company’s weighted average interest rate (including the margin) for the six months ended June 30, 2018 and 2019, was 5.05% and 8.19%, including the Amended & Restated Promissory Note discussed in Note 3, respectively.

The Company was in compliance with all of the loan covenants in its loan agreements. In addition, as of June 30, 2019, there was no amount available to be drawn down by the Company under its existing loan agreements.

As of June 30, 2019, the Company had a working capital deficit of $13,612, defined as current assets minus current liabilities. As of the filing date of the unaudited interim consolidated financial statements, the Company expects that it will be in a position to cover its liquidity needs for the next 12-month period through cash generated from operations and by managing its working capital requirements. In addition, the Company may consider the raising of capital including, debt, equity securities, joint ventures and / or sale of assets. Furthermore, the Company estimates that a breach of its financial covenants under its existing debt agreements for the next 12-month period is not probable.